FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT
AND ESCROW INSTRUCTIONS

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS (this “First Amendment”) is made as of the 7th day of June, 2019, by and between EOSII AT THAMES STREET WHARF, LLC, Delaware limited liability company (“Seller”), and 1300 THAMES STREET OFFICE, LLC, a Virginia limited liability company (“Buyer”). In consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:
RECITALS
A.    Seller and Buyer are parties to that certain Purchase and Sale Agreement and Escrow Instructions dated of even date herewith (the “Purchase Agreement”). All initially-capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement unless the context clearly indicates otherwise.
B.    Seller and Buyer have agreed to modify the terms of the Purchase Agreement as set forth in this First Amendment.
NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intended to be legally bound, Seller and Buyer agree as follows:
1.Recitals. The Recitals set forth above are hereby incorporated herein by reference as if the same were fully set forth herein.

2.Title Review and Cure. As of the date of this First Amendment, Buyer acknowledges and agrees that Buyer has not delivered, and will not be delivering, to Seller the Buyer’s Title Notice as provided in Section 4.2.2 of the Purchase Agreement. Notwithstanding anything stated to the contrary in the Purchase Agreement, the execution and delivery of this First Amendment shall constitute Buyer’s waiver of its right to deliver Buyer’s Title Notice, and Buyer shall be (subject to the terms and provisions of Section 4.2.2 of the Purchase Agreement) deemed to have approved of the condition of title to the Real Property, all matters of which (subject to the terms and provisions of Section 4.2.2 of the Purchase Agreement) shall be Permitted Exceptions, and Buyer shall have no right to terminate the Purchase Agreement arising out of the provisions of Section 4.2.2 of the Purchase Agreement.

3.Expiration of Due Diligence Period. Buyer acknowledges that the Due Diligence Period has expired and, therefore, in accordance with Section 4.3.3 of the Purchase Agreement, Buyer shall be deemed to be satisfied with all aspects of all the Property and Buyer shall be obligated to acquire the Real Property in accordance with, and subject to, the provisions of the Purchase Agreement and this First Amendment.

4.Payment of Deposit. Notwithstanding anything stated to the contrary in the Purchase Agreement or this First Amendment, if Buyer fails to deposit with Escrow Holder the Deposit by 2:00 p.m. (California time) on June 7, 2019, then the Purchase Agreement and this First Amendment shall not be effective and of no force or effect.

5.Interpretation. The terms and conditions of the Purchase Agreement shall be interpreted and construed to take into account the fact that the last day of the Due Diligence Period is the same date as the Effective Date of the Purchase Agreement.

ACTIVE 43805086v3

6.Effectiveness of Agreement. Except as modified by this First Amendment, all the terms of the Purchase Agreement shall remain unchanged and in full force and effect.

7.Counterparts. This First Amendment may be executed in counterparts, and all counterparts together shall be construed as one document.

8.Telecopied/Emailed Signatures. A counterpart of this First Amendment that is signed by one party to this First Amendment and telecopied/emailed to the other party to this First Amendment or its counsel (a) shall have the same effect as an original signed counterpart of this First Amendment, and (b) shall be conclusive proof, admissible in judicial proceedings, of such party’s execution of this First Amendment.

9.Successors and Assigns. All of the terms and conditions of this First Amendment shall apply to benefit and bind the successors and assigns of the respective parties.

IN WITNESS WHEREOF, Seller and Buyer have entered into this First Amendment as of the date first above stated.
[SIGNATURES ON NEXT PAGE]

ACTIVE 43805086v3

SELLER:

EOSII AT THAMES STREET WHARF, LLC,
a Delaware limited liability company
By:    EOS PROPERTIES II, LLC,
    a Delaware limited liability company,
    its sole member and manager
By:    EOS INVESTMENT FUND II, L.P.,
        a Delaware limited partnership,
        its sole member
By:    POLIS REALTY ADVISORS II, LTD.,
            a British Virgin Islands company,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

ACTIVE 43805086v3

BUYER: 1300 THAMES STREET OFFICE, LLC, a Virginia limited liability company By: ARMADA HOFFLER MANAGER, LLC a Virginia limited liability company its Manager
By:	/s/ Michael P. O'Hara
Michael P. O’Hara, Manager

ACTIVE 43805086v3